UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 6, 2021

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3310, North Tower, Zhengda Center, No. 20,Jinhe East Road, Chaoyang District Beijing, People’s Republic of China	100020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-59246103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2021, Shineco, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with GHS Investments, LLC (“GHS”). Under the Purchase Agreement, the Company will sell GHS 291,775 shares (“Shares”) of its common stock at a per share purchase price of $6.8546 (subject to the terms and conditions of the Purchase Agreement) for gross proceeds of $2,000,000. The closing for the sale of the Shares is expected to occur on December 6, 2021.

The Shares were offered, and will be issued, pursuant to the Prospectus Supplement, dated December 6, 2021, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-250160) filed with the Securities and Exchange Commission on November 11, 2020, as amended by Amendment No. 1 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 21, 2021 and declared effective on June 23, 2021.

The Company retained a financial advisor (the “Financial Advisor”) with respect to this offering. We have agreed to pay the Financial Advisor a fee of $ $160,000 in connection with this offering.

Sichenzia Ross Ference LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the securities to be issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1 attached hereto and incorporated herein by reference.

Item 8.01 Other Events

On December 6, 2021, the Company issued a press release regarding the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit

5.1	Opinion of Sichenzia Ross Ference LLP

10.1	Form of Securities Purchase Agreement

99.1	Press release dated December 6, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021

SHINECO, INC.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Title:	Chairman of the Board of Directors